PetroHunter

ENERGY CORPORATION

AUSTRALIA | NORTH AMERICA

1 1875 Lawrence Street Suite 1400 Denver, CO 80202 USA OTC BB:PHUN Phone 303-572-8900 Fax 303-572-8927 glavold@petrohunter.com www.petrohunter.com October 23, 2006 Exhibit 99.2

October 23, 2006
Except for statements of historical fact, the information presented herein constitutes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-
looking statements involve known and unknown risks, uncertainties and other factors, which may cause the actual results, performance or achievements of the company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include general economic and business conditions, the ability to acquire and develop specific projects, the ability to fund operations and changes in consumer and business consumption habits and other factors over which PetroHunter Energy Corporation, or any of it’s divisions and subsidiaries, have little or no control.
Forward Looking Statement

October 23, 2006
PetroHunter Founder
Marc A. Bruner
Founder
Mr. Bruner is the Managing Member of MAB Resources LLC,
an organization that is launching a global strategy for the exploration and development of unconventional oil and gas resources.
Mr. Bruner has a strong track record of founding and developing unconventional energy companies. Mr. Bruner was a co-founder and is the current Chairman of Gasco Energy, Inc. (AMEX: GSX)
and CEO of Falcon Oil & Gas Ltd.

FALCON
OIL & GAS LTD.

exxel
energy corp

PetroHunter
ENERGY CORPORATION

October 23, 2006
Founder, Falcon Oil & Gas Ltd., (TSXV: FO)
Stock Price: $2.78 (CAD), Market Capitalization:
$1.28 billion
Founder, Exxel Energy, (TSXV: EXX.V)
Stock Price: $4.50 (CAD), Market Capitalization:
$385 million
PetroHunter Founder’s Track Record

President and Chief Operating Officer Garry Lavold
Chief Financial Officer Executive Vice President Tony Lotito
General Counsel David Brody
Controller Jim Gibson
Vice President Assistant Secretary Kyle WhiteJohnson
Vice President Geology Tom Ahlbrandt
Chief Geophysicist Tom Schandle
Director of Land Jim Bob Byrd
Reservoir Economics
Vice President Operations Lyle Nelson
Manager of Heavy Oil Greg Cave
Geologist Dirck Tromp
Land Administrator Karen LeBaron
Completions Engineer Sam Swift
Manager of Drilling Mike Sumpter
Coordinator of Field Operations Randy Kissel
Geoscientist James Applegate
Field Drilling Forman Jim McCaughan

PetroHunter
ENERGY CORPORATION

5 October 23, 2006 PetroHunter Energy Corporation

October 23, 2006
PetroHunter Energy Prospects
• Colorado – Piceance Basin – Natural Gas
– Piceance II project
– Buckskin Mesa project
– South Bronco prospect
• Montana – Heavy Oil prospects
– Fiddler Creek
– Promised Land
• Utah – Heavy Oil prospect
– West Rozel (Great Salt Lake)
– Gunnison Wedge
• Australia - Natural Gas prospect
– Light Crude Oil

NORTH AMERICA
MONTANA – Fiddler Creek Prospect
– Promised Land
UTAH – West Rozel Field
– Great Salt Lake Basin
COLORADO – Piceance II
– Buckskin Mesa
– South Bronco
PetroHunter
ENERGY CORPORATION
AUSTRALIA
Beetaloo Basin
Prospects
Colorado
Australia
Montana
Utah

PetroHunter ENERGY CORPORATION

7 October 23, 2006 PetroHunter Energy Prospects

October 23, 2006
Estimated Resources & Acreage
Gas Acres
PICEANCE II 1,000
Reserves
Proved
212 Bcf
Proved & Probable
274 Bcf
Proved, Probable
& Possible
338 Bcf
BUCKSKIN MESA PROJECT 20,000
Prospective Resources
Low Estimate
800 Bcf
Best Estimate
1000 Bcf
High Estimate
1300 Bcf
SOUTH BRONCO PROSPECT 5,600
Prospective Resources
Low Estimate 14 Bcf
Best Estimate 21 Bcf
High Estimate 28 Bcf
Oil Acres
MONTANA 20,000
Reserves
Fiddler Creek
Proved
20 MMBO
Proved & Probable
37 MMBO
Proved, Probable
& Possible
67 MMBO
Promised Land
(Data Being Compiled)
UTAH LEASES 173,000
Prospective Resources
West Rozel Field
Low Estimate
10.7 MMBO
Best Estimate
24.5 MMBO
High Estimate
47.7 MMBO
Gunnison Wedge
Low Estimate
19 MMBO
Best Estimate
55 MMBO
High Estimate
134 MMBO
Gas Oil Acres
AUSTRALIA 7,000,000
Prospective Resources
Low Estimate
135 Bcf 253 MMBO
Best Estimate
223 Bcf 358 MMBO
High Estimate
341 Bcf 484 MMBO
Gas Oil Acres
Totals 7,219,600
Low Estimate 1161 Bcf 302.7 MMBO
Best Estimate 1518 Bcf 474.5 MMBO
High Estimate 2007 Bcf 732.7 MMBO
Source – Gustavson Associates
Natural Gas Prospects Heavy Oil Prospects Australia Prospect
Prospect Totals
The above numbers are based on 100% working interest in these properties. PetroHunter’s primary assets consist of its undivided 50% working interest in oil and gas leases and related interests in the various natural gas, oil and heavy oil prospects described in this executive summary. The other undivided 50% working interest is owned by MAB Resources LLC.

9 October 23, 2006 PetroHunter Operating Company Piceance Basin

GSL-CO Project
Fri 10/6/06
TOTAL PROJECT
PERMITTING
Bronco Rig 23
GSL-CO Project
Fri 10/6/06

PetroHunter
ENERGY CORPORATION

10 October 23, 2006 Piceance Basin – Bronco Rig 23

Moffat
Routt
Rio Blanco
PICEANCE BASIN
Garfield
Glenwood Springs
Rifle
Parachute
Mamm Creek Field
UTAH
COLORADO
Pitkin
Grand Junction
Mesa
Paonia
0
18 Miles
Delta
Gunnison

PetroHunter
ENERGY CORPORATION

October 23, 2006
Piceance Basin – Colorado
“The Piceance is a
basin-centered gas
trap that may contain
as much as 200- to
300-plus trillion cubic
feet (Tcf) of gas
resource in place.”
-Oil & Gas Investor
August 2005

October 23, 2006
Piceance Project
Piceance II
• 1,000 net mineral acres + obligation on additional 1,500 acres
• Step-Out from Grand Valley Field, Williams Fork sandstones
• Site access, pipelines & rigs are available
• Estimated Production/Reserves Per Well:
– Initial Production estimate: 1 - 2 million cubic feet/day
– Average Reserves* per well: 1.5 Bcf
*(includes: proved reserves plus probable reserves)
• Short term production revenue

Grand Valley Field
Colorado River
Williams
Encana
McHafey16-13
Flared at 3,000 mcfd
1.8 BCF EJR Potential
Sales by 9/1/06
GSL/MAB: 11% WI
Encana
Furr "A" Pad
Spud Date: 8/1/2006
2 Wells
Furr Acreage
T7S-R95W
T7S-R96W
Williams
"Jack's Pocket"
50% MAB/GSL
10 APDs Submitted
Reppo/Wissler
62.5% MAB/GSL
1 Location Ready
2 Permits Pending
Jolley Wells
50% MAB/GSL
4 Wells Drilled and Completed
4 Wells to Drill
Encana Operated
Encana
Encana
Presco
Cotter
Jolley
Noble
Encana
GSL Energy Corporation
Piceance II (S. Grand Valley)
Activity Map
FEET
WELL SYMBOLS

PetroHunter
ENERGY CORPORATION

13 October 23, 2006 Piceance Project

October 23, 2006
Buckskin Mesa Project
• 20,000 Acres – Piceance Basin
• Potential Reserves:
Formation Depth(ft) Unrisked Reserves/Acre
Wasatch 1,500-2,000 9,000 mcf
Fort Union 4,000-5,500 57,000 mcf
Mesaverde 6,000-10,000 75,000 mcf
Mancos B 10,500-12,000 19,000 mcf
Using the above per-acre estimates and assuming that 8,000 of the
16,000+ net mineral acres of GSL Energy leasehold are productive results in a potential base of 3.0 Tcf of natural gas, 1.5 Tcf net to PetroHunter’s
50% working interest.

White River Dome Field-Encana (Eden Farmout)
Entegra Pipeline
T2N-R97W
T2N-R96W
T2N-R95W
T2N-R94W
T1N-R97W
T1N-R96W
T1N-R95W
T1N-R94W
T1S-R97W
T1S-R96W
T1S-R95W
T1S-R94W
Williams Fork Outcrop

PetroHunter
ENERGY CORPORATION

October 23, 2006
Buckskin Mesa Project
D
U
D
U
D
U
D
U
D
U
Buckskin Mesa Prospect (20,000 net acres)
Exxon-Mobil
Williams Fork
IP:  1.9-4.5 mmcfd
EUR:  2-3 BCF
Exxon-Mobil Drilling
Fee Minerals
Federal Minerals
FEET
0 8,049
PETRA 10/4/2006 2:49:53 PM

October 23, 2006
South Bronco Prospect
• 5,600 Acres – Piceance Basin
(PetroHunter owns 50%
undivided working interest)
• Adjacent to Roberts Canyon field, which produces
gas from the Cretaceous Dakota and Cedar
Mountain Sandstones and the Cozzette and
Corcoran Sandstones
• 14 locations at 320 acre spacing
• Estimated recoverable resources 14-28 Bcf
• Three test wells planned

T9S-R98W
T9S R96W
Encana: IP: 3900 mcfd
Shire Gulch Field (Cozzette, Corcoran, Dakota)
T10S-R97W
T10S-R98W
T10S-R96W
Plateau Field
South Bronco Prospect

PetroHunter ENERGY CORPORATION

17 October 23, 2006 South Bronco Prospect

Heavy Oil Prospects
6

PetroHunter
ENERGY CORPORATION

18 October 23, 2006 PetroHunter Heavy Oil

2006 CSL Heavy Oil Plan_rev 1 LRN_092606.mpp

HEAVY OIL (MONTANA)

Fri 10/6/06

ID		Task Name	Duration	Start	Finish
1		**2006 Heavy Oil Work Plan**	**164 days**	**Wed 8/23/06**	**Sat 2/3/07**
2		**Northern Montana**	**94 days**	**Wed 8/23/06**	**Sat 11/25/06**
3		Leasing	60 days	Wed 8/23/06	Sun 10/22/06
4		Stake and Permit wells	60 days	Wed 8/23/06	Sun 10/22/06
5		Location construction 3 Wells	9 days	Mon 10/16/06	Wed 10/25/06
6		**Drilling Operations**	**36 days**	**Fri 10/20/06**	**Sat 11/25/06**
7		MI and RU GBC Rig	4 days	Fri 10/20/06	Tue 10/24/06
8		Goeler Farms 22-10-4000 ft well	14 days	Tue 10/24/06	Tue 11/7/06
9		Bloom 24-10-1800 ft well	8 days	Tue 11/7/06	Wed 11/15/06
10		Wiggar 11-7-1780 ft well	8 days	Wed 11/15/06	Thu 11/23/06
11		RD and MO to Southern Montana	2 days	Thu 11/23/06	Sat 11/25/06
12		**Southern Montana**	**164 days**	**Wed 8/23/06**	**Sat 2/3/07**
13	✓	ECA Acquisition Close	7 days	Wed 8/23/06	Wed 8/30/06
14		Fiddler Creek Unitization	60 days	Wed 8/30/06	Sun 10/29/06
15		Custer National Forest EPS (drilling in 2007)	0 days	Wed 8/30/06	Wed 8/30/06
16		**Workover Operations**	**54 days**	**Mon 10/2/06**	**Sat 11/25/06**
17		MI & RU Workover Rig	3 days	Mon 10/2/06	Thu 10/5/06
18		Dean Dome WO Ostrum #1	5 days	Thu 10/5/06	Tue 10/10/06
19		Fiddler Creek WO Eggen #1	5 days	Tue 10/10/06	Sun 10/15/06
20		Roscoe Dome WO George #4 (Wait on Road)	5 days	Wed 11/15/06	Mon 11/20/06
21		Roscoe Dome WO George #6	6 days	Mon 11/20/06	Sat 11/26/06
22		**Surface Operations**	**60 days**	**Thu 10/5/06**	**Mon 12/4/06**
23		Ostrum #1 New Surface Facilities	10 days	Thu 10/5/06	Sun 10/15/06
24		Eggen #1 New Surface Facilities	10 days	Thu 10/5/06	Sun 10/15/06
25		George #4 New Access	14 days	Mon 11/20/06	Mon 12/4/06
26		George #6 New Access	14 days	Mon 11/20/06	Mon 12/4/06
27		**Drilling Operations**	**80 days**	**Wed 11/15/06**	**Sat 2/3/07**
28		George 41-33H-8000 ft Horizontal-Rig 2	20 days	Wed 11/15/06	Tue 12/5/06
29		Keller 14-20H-8000 ft Horizontal Rig 2	20 days	Tue 12/5/06	Mon 12/25/06
30		State 13-36H-8000 ft Horizontal-Rig 2	20 days	Mon 12/25/06	Sun 1/14/07
31		Leithead MLR 22-2-2600 Rig 2	10 days	Sun 1/14/07	Wed 1/24/07
32		Bearsdon Federal 43-33-2600 ft Rig 2	10 days	Wed 1/24/07	Sat 2/3/07

2007
September
October
November
December
January
February
No
$800K
$600K
$620K
8/30
$1.0M
$1.3M
Yes

Project: 2006 CSL Heavy Oil Plan_rev
Date: Fri 10/6/06

Task | Split | Progress | Milestone | Summary | Project Summary | External Tasks | External Milestone | Deadline

2006 CSL Heavy Oil Plan_rev 1 LRN_092606.mpp — Page 1 — Fri 10/6/06

PetroHunter
ENERGY CORPORATION

19 October 23, 2006 PetroHunter Heavy Oil

October 23, 2006
PetroHunter – Montana
Fiddler Creek
• 20,000 net mineral acres
(PetroHunter owns 50% undivided working interest)
• Heavy Oil prospect – potential oil in place 500 million BBLs*
* Includes recoverable and unrecoverable resources, with estimated recovery of 10%.
• AMI comprises 3 counties: Carbon, Stillwater &
Yellowstone
Promised Land
• About 35,000 acres
• Heavy Oil prospect

ALBERTA
MONTANA
Hayre
Kalispell
Promised Land
Great Falls
Missoula
Helena
Miles City
Butte
Billings
Bozeman
Fiddler Creek
PETROHUNTER HEAVY OIL PROJECTS - MONTANA

PetroHunter ENERGY CORPORATION

21 October 23, 2006 Heavy Oil Overview – PetroHunter * Includes recoverable and unrecoverable resources, with estimated recovery of 10%. 500 MMBO* in Place 2.5 BBO* in Place

October 23, 2006
Fiddler Creek Project Overview
• Field discovered in the 50’s produced off and on to 80’s
• Gustavson Associates estimates oil in-place at Fiddler
Creek at 500,000,000 BO* (10-17API)
* Includes recoverable and unrecoverable resources, with estimated recovery of 10%.
• Gustavson Associates estimates recoverable reserves
P+P of 37.4 MMBO, assuming 10% recovery
• > 20,000 acres leased
(PetroHunter owns 50% working interest)
• Proposed Phase 1 plan includes 3 vertical well
reactivations, drilling 3 horizontal wells and 3 vertical
wells including 1 deep test
• Phase 1 timing… vertical well reactivations underway.
Drilling to begin in November

R16E
R17E
R18E
U. Greybull Horiz.
Pryor & Deep Pot. Test
L. Greybull Horiz.
ROSCOE PROSPECT
Upper Greybull & Pryor Test
Pryor Horiz.
FIDDLER PROSPECT
L. Greybull & Pryor Test
750 MBO Oil in Place
T 5 S
T 6 S

PetroHunter ENERGY CORPORATION

23 October 23, 2006 Fiddler Creek Structure Map

R16E
R17E
R18E
DEAN DOME
Cum: 102 MBO, 8 MMCFG
T5S
SENW 21-5S-16E
Pryor & Deep Potential Test
ROSCOE PROSPECT
FIDDLER CREEK
Cum: 2 MBO, 0 MMCFG
ROSCOE DOME
Cum: 22MBO, 0 MMCFG
FIDDLER PROSPECT
PETROHUNTER
MACKAY DOME
Cum: 100 MBO, 33MMCFG
Area where the map datum is subthrust under the frontal Beartooth Fault

PetroHunter
ENERGY CORPORATION

24 October 23, 2006 Com. Production

FIDDLER PROSPECT
ROSCOE PROSPECT
T 5 S
R 18 E
T 6 S
R 16 E
NORTHWEST BIG HORN BASIN
STILLWATER & CARBON COS.,MT
MAP SCALE: 1 INCH=2000 FEET
4

PetroHunter
ENERGY CORPORATION

25 October 23, 2006 Surface Geology Map

"DEAN"
OIL IN PLACE
44 MMBO
"FIDDLER"
OIL IN PLACE
27 MMBO
FIDDLER
PROSPECT
DEAN DOME
FIDDLER CREEK
MACKAY DOME
ROSCOE DOME
FOREST BOUNDARY
STILLWATER CO.
CARBON CO.
Roscoe
Dean
A
A'
B
B'
C
C'
BIGHORN BASIN-MONTANA
LOWER CRETACEOUS HEAVY OIL PLAY
JOHN MITCHELL
PETROLEUM GEOLOGIST
4

PetroHunter
ENERGY CORPORATION

26 October 23, 2006 Upper Greybull Map

"ROSCOE"
OIL IN PLACE
35 MMBO
ROSCOE
PROSPECT
FIDDLER
PROSPECT
"FIDDLER"
OIL IN PLACE
22 MMBO
FOREST BOUNDARY
DEAN DOME
FIDDLER CREEK
MACKAY DOME
ROSCOE DOME
STILLWATER CO.
CARBON CO.
A
A'
B
B'
C
C'
JOHN MITCHELL
PETROLEUM GEOLOGIST
BIGHORN BASIN MONTANA
LOWER CRETACEOUS HEAVY OIL PLAY
4

PetroHunter
ENERGY CORPORATION

27 October 23, 2006 Lower Greybull Map

"FIDDLER"
OIL IN PLACE
389 MMBO
"ROSCOE"
OIL IN PLACE
120 MMBO
FIDDLER
PROSPECT
ROSCOE
PROSPECT
FOREST BOUNDARY
DEAN DOME
FIDDLER CREEK
MACKAY DOME
ROSCOE DOME
5S-16E
5S-17E
5S-18E
6S-16E
6S-17E
STILLWATER CO.
CARBON CO.
A
A'
B
B'
C
C'
0
40
80
BIGHORN BASIN-MONTANA
LOWER CRETACEOUS HEAVY OIL PLAY
JOHN MITCHELL
PETROLEUM GEOLOGIST

PetroHunter
ENERGY CORPORATION

28 October 23, 2006 Pryor Map

NORTHWEST
A
SOUTHEAST
Dakota Fm. (L. Cretaceous)
Lower Graybull Ss.

PetroHunter
ENERGY CORPORATION

29 October 23, 2006 Cross Section A

PRODUCTION HISTORY; MACKAY DOME; 44-14H FOOTHILLS HORIZONTAL WELL
Oil
Water
Producing Days
BOPD/BWPD
10000
100
1
05/31/97
07/31/97
09/30/97
11/30/97
01/31/98
03/31/98
05/31/98
07/31/98
09/30/98
11/30/98
01/31/99
03/31/99
05/31/99
07/31/99
09/30/99
11/30/99
01/31/00
03/31/00
05/31/00
07/30/00
09/30/00
11/30/00
1/31/2001
3/31/2001
5/31/2001
7/31/2001
9/30/2001
11-31-01
1/31/2002
3/31/2002
5/31/2002
7/31/2002
Time
PRODUCTION GRAPH 1

PetroHunter
ENERGY CORPORATION

30 October 23, 2006 Horizontal Well

October 23, 2006
Promised Land Project Overview
• Large heavy oil resource play identified on logs, core
and drill stem tests
• Internal estimates of oil in-place in Promised Land at
>2,000,000,000 BO*
* Includes recoverable and unrecoverable resources, with estimated recovery of 10% as evaluated by PetroHunter’s internal geologists.
• Internal estimates of recoverable reserves at 10%;
recovery on primary production increases to 30%
with water flood
• > 30,000 acres leased
(PetroHunter owns 50% working
interest)
• Proposed Phase 1 plan includes 3 vertical wells,
including a deeper Devonian test
• Phase 1 timing… drilling program anticipated to begin
in November 2006

BUFFALO FLAT
Swift H. Oil Tests
Promised Land Prospect
Swift H. Oil Tests
2.5 BILLION BARRELS
ORIGINAL OIL IN PLACE
10-20° API GRAVITY
SWIFT SANDSTONE
CASCADE
WELL SYMBOLS
LEGEND

PetroHunter ENERGY CORPORATION

32 October 23, 2006 Promised Land

WILDCAT
WEBB RESOURCES
#7-4 WIGGER
NW NW SEC. 7, T23N R5E
CHOUTEAU CO., MONTANA
JUNE, 1973
K.B. 3389'

SAMPLE DESCRIPTIONS:

1292-1370 Sandstone, white, fine to medium to coarse, angular to round, poorly sorted, some clay filled, few tan to orange grains, most unconsolidated, most is loose grains in tray, porous, few imbedded black coaly flakes dead residue, no odor, no live stain, no fluorescence, pale yellow streaming cut, brown residue

1370-1468 Shale, varicolored yellow, gray, red, purple, subwaxey, with steaks Sandstone, white to glassy to reddish pink, fine, angular, quartzitic, shaly, some clean, hard, tight, no shows, with streaks Limestone, tan to buff, fine granular, mealy, dolomitic, no shows

1468-1546 Sandstone, white to streaky brown, fine, angular to subangular, porous, friable, slightly pyritic, uneven brown live oil stain, specks dark brown dead residue, few globules brown heavy oil breaking out, good odor, very faint fluorescence, immediate and streaming yellow cut, pale yellow to brown residue

1546-1700 Dolomite, grading to Limestone, tan to white, microsucrosic to dense, traces pinpoint porosity, firm, clean, flecks dead black residue in top 60', no live stain, no odor, very faint fluorescence, fast streaming pale yellow cut, dark brown residue, with Chert, tan to gray to milky, fresh, angular

PetroHunter
ENERGY CORPORATION

33 October 23, 2006 Type Well

34 October 23, 2006 PetroHunter Energy Utah West Rozel Field Great Salt Lake Basin Heavy Oil Development Project

October 23, 2006
West Rozel Project Overview
• Amoco discovered the field in the 1970’s
• Gustavson Associates estimates oil in-place at West
Rozel at 385,000,000 BO (4-9 API)
• Gustavson Associates prospective resources of 10.7
million barrels (P90), 24.5 million barrels (P50)
• Gunnison Wedge potential oil in place estimated at
525,000,000 BO
• > 173,000 acres leased
(PetroHunter owns 50% working interest)
• Proposed Phase 1 plan includes 3 vertical wells in West
Rozel and 1 vertical well in Gunnison Wedge
• Phase 1 timing Q2’ 07

IDAHO
UTAH
42°
42°
Great Salt Lake
Salt Lake City
Rozel Point Oil Field
Dolphin Island
Gunnison Island
West Rozel Project Area
SPRR Causeway
Fremont Island
Carrington Island
Antelope Island
41°
41°
0 5 10 15 MI
113°
112°

PetroHunter ENERGY CORPORATION

36 October 23, 2006 West Rozel Project Area Great Salt Lake Utah Salt Lake City Ogden

Spring Bay
(no show)
R9W
R8W
T9N
Coyote Pond
Gunnison Wedge Prospect
West Rozel Field
Cub Island
Gunnison Island
E. Gunnison

θ

θ

PetroHunter
ENERGY CORPORATION

37 October 23, 2006 Great Salt Lake Utah West Rozel Field Gunnison Wedge West Rozel & Gunnison Wedge

West Rozel Field – Cross Sectional View

Northwest
Southeast
May 1979 WR 2
Aug. 1980 WR 3
Dec. 1978 WR 1
Great Salt Lake
Quaternary and Upper Pliocene sands and muds
Crest of structure - 2130 ft
~ 290feet oil column
Oil water Contact –2410ft
West Rozel Fractured Basalts

(after R. Wallis, Gustavson Associates, 2005)

PetroHunter ENERGY CORPORATION

38 October 23, 2006 West Rozel Field

Top Basalt: 2136'
Core #1: 2157'-2160'
2200
2300
Perf: 2280'-2410'
2400
oil –water contact: 2410'
2500
Note: 9 5/8" csg @ 2819'

PetroHunter
ENERGY CORPORATION

39 October 23, 2006 West Rozel #1

2300
Top Basalt: 2324'
13 3/8" @ 2323'
Run 1
Basalt
Run 2
9 5/8" @ 2367'
Core #1: 2347'-2400'
Open Hole
Completion
2400
Core #2: 2406'-2429'
o/w contact: 2410'
Rubble Zone
Ten Milliseconds Travel Time
2500
CALIPER
Core #3: 2541'-2548'
GR
2600
One Millisecond Travel Time
GR FR

PetroHunter
ENERGY CORPORATION

40 October 23, 2006 West Rozel #2

WEST ROZEL #2 PRODUCTION TEST
OIL
WATER
TOTAL
2,500
2,000
1,500
1,000
500
9/13/1980
9/20/1980
9/27/1980
10/11/1980
DAY

Figure 5-1 Production Test Data, West Rozel #2

WEST ROZEL #3 PRODUCTION TEST
OIL
WATER
TOTAL
2500
2000
1000
500
0
DAY

Figure 5-2 Production Test Data, West Rozel #3

PetroHunter
ENERGY CORPORATION

41 October 23, 2006 West Rozel #2 Gustavson Associates

SPRING BAY
T10N
T9N
T8N
T7N
R10W
R9W
R8W
R7W
1005-001
1005 - 007
BLM SURFACE & MINERALS
BLM MINERALS
STATE SURFACE & MINERALS
State Forestry Lands Leased 07/2005
State Trust Lands Leased 07/2005
State Forestry Lands Leased 10/2005
State Forestry Lands Nominated 11/2005

PetroHunter
ENERGY CORPORATION

42 October 23, 2006 West Rozel & Gunnison Wedge

Australia
Darwin
Beetaloo
Basin Permits
Alice Springs
Brisbane
Perth
Sydney
Canberra
Adelaide
Melbourne

43 October 23, 2006 Beetaloo Basin Update October 2006

October 23, 2006
Beetaloo Basin
• 7 million acres, contiguous and accessible
(PetroHunter owns 50% working interest)
• Australia: favorable political and fiscal
regimes
• Stable intra-cratonic basin with active
petroleum system
• Thick world class source rocks
• Large, untested structures and only 2000-
3000m depth

ARAFURA SEA
TIMOR SEA
GULF OF CARPENTARIA
Arafura Basin
Money Shoal Basin
Goulburn Graben
Bonaparte Basin
Sahul Platform
Darwin Shelf
McArthur Basin
DARWIN
Pine Creek
Katherine
Nhulunbuy
Borroloola
NT04-2
NT04-3
NT02-6
NT02-7
NT02-8
NT02-9
NTC3-4
NT03-5
NT03-6
NT03-7
NT02-2
NT02-3
NT/RL1
NT/RL3
RL1
EP(A)75
EP(A)126
EP98
EP(A)117 & (A)119
EP(A)113
EP(A)114
EP78
EP99
AC03-1
AC04-2
LEGEND
Release Areas

PetroHunter
ENERGY CORPORATION

45 October 23, 2006 Australia

46 October 23, 2006 Australia • Highly favorable fiscal regime • 10% royalty to Northern Territory • 1-2% royalty to traditional owners and hiring preference • 30% corporate income tax

Walton High
Day Waters Arch
DARNOLD ARCH
EP 98
EP 117
EP 76
EP 99
Helen Springs High
10 km
10 mi
MOROAK STRUCTURE
C. I. = 50 meters

CANADA
NESSON ANTICLINE
CUM 520+ MMBOE
MONTANA
NORTH DAKOTA
Mississippian Structure
C. I. = 50 meters
10 km
10 mi
Oil Well
Gas Well

PetroHunter
ENERGY CORPORATION

47 October 23, 2006 Beetaloo Basin Williston Basin Comparative Size

Walton High
Basin
Outline
OUTCROP AREA OF ROPER GROUP
Daly Waters Arch
Daly Waters
PIPELINE
EP 98
Arnold Arch
McArthur River
Basin
EP 117
Newcastle Waters
Outline
Helen Springs High
EP 76
EP 99
PIPELINE
0 km 50

PetroHunter ENERGY CORPORATION

48 October 23, 2006 Beetaloo Basin Infrastructure PIPELINES, ROADS, WELLS & PERMITS Note – 11 wells, most appear not to be drilled on a structure

CAMBRIAN
PROTEROZOIC
Roper Group
Tindall Lm
Antrim Vol
Bukalara Sst
Hayfield Mdst
Jamison Sst
R
Kyalla
SR
Moroak Sst
Mbr
R
Velkerri Fm
SR
Bessie Cr Sst
R
Corcoran Fm
Fe
Abner Sst
1100 - 1280 Ma (sill)
Crawford Fm
Mainoru Fm
Limmen SST

PetroHunter
ENERGY CORPORATION

49 October 23, 2006 Beetaloo Basin Stratigraphic Column

CAMBRIAN
PROTEROZOIC
Roper Group
Tindall Lm
Antrim Vol
Bukalara Sst
Hayfield Mdst
Jamison Sst R
Kyalla SR
Moroak Sst Mbr R
Velkerri Fm SR
Bessie Cr Sst R
Corcoran Fm
Fe
Abner Sst
1100 - 1280 Ma (sill)
Crawford Fm
Mainoru Fm
Limmen SST

October 23, 2006
Source
Kyalla Shale
• 250 meters thick, with oil-prone
organic matter
• TOC typically 2-3% and mature
in basin
Middle Velkerri Shale
• 140 meters of oil prone organic
rich shale
• Possibly over 1km total Velkerri Fmt.
• TOC up to 12%, typically 4-7% and
mature
• Probably still in oil window in middle
of basin
Barnett Shale (Texas)
Potential Analog

October 23, 2006
Potential Resource
From just two of the potential identified leads:
•1.4 to 2.3 billion barrels oil in place with
0.6 to 1.3 Tcf associated gas in place
Plus
•Potential non-conventional recoverable gas
resource of up to 30 Tcf.

October 23, 2006
Conclusions
• Large Acreage position
• Has world class source rocks
• Oil and gas maturation
• Abundant shows of live oil and gas and recovered 35ºAPI
hydrocarbons from DST
• Proven migration with shows and recovered HC in reservoir rocks
• Several good potential reservoir units
• Good Seal
• Large structural closures at relatively shallow depths <1 to 2.5km
• Large Potential Volumes
• Tight Gas play opportunity
• Good fiscal regime
• And a pipeline runs through it…………
The Beetaloo Basin has all the criteria
of an excellent exploration play:

53 October 23, 2006 — this is where the pipeline running through the middle of Beetaloo ends up. Darwin LNG Plant & Vessel

October 23, 2006
PetroHunter
Asset Growth Capitalization
•
PetroHunter Energy Corporation
- $100 - $150 million PPM
Working capital to fund ongoing and future projects
•
Australia Spin-Off (majority owned subsidiary of PetroHunter
Energy Corporation)
- $30 - $50 million PPM – U.S. Shell
- RTO on or about December 5, 2006
- PetroHunter Energy Corporation will hold Series A Preferred Stock with super voting rights for anti-takeover and consolidation of financial statements.
•
Heavy Oil Spin-Off (majority owned subsidiary of PetroHunter
Energy Corporation)
- $40 - $50 million PPM – Canadian Shell
- RTO on or about December 15, 2006
- PetroHunter Energy Corporation will hold Series A Preferred Stock with super voting rights for anti-takeover and consolidation of financial statements.
October through December 2006
–
Project Financing

PetroHunter Energy Corporation
$100MM - $150MM PPM
$40 - $50m PPM
U.S. Public Shell
U.S. Public Shell
$30 - $50m PPM
RTO
RTO
PetroHunter Operating Company (formerly GSL Energy Corporation)
PetroHunter Heavy Oil, Ltd.
PetroHunter Australia, Ltd.
Piceance II
South Bronco
Buckskin Mesa
Utah
Montana
Beetaloo

PetroHunter
ENERGY CORPORATION

55 October 23, 2006 PetroHunter Energy Corporation PetroHunter Asset Growth Capitalization Plan

56